    TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                           WHEN READY FOR DELIVERY


                                       [LOGO]

                                 TRIUMPH GROUP, INC.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                  CUSIP 896818 10 1
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT




is the owner of

           FULLY-PAID AND NON-ASSESSABLE SHARES, $.001 PER SHARE PAR VALUE,
                               OF THE COMMON STOCK  OF
TRIUMPH GROUP, INC. transferable on the
books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended and restated, and the By-Laws of the Corporation, as amended and restated, to all of which the holder of this Certificate, by acceptance hereof, assents.
    This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

                                 TRIUMPH GROUP, INC.
                                      CORPORATE
                                         SEAL
                                         1993
                                       DELAWARE


/s/ John R. Bartholdson                                     /s/ Richard C. Ill
    TREASURER                                                   PRESIDENT

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                                 TRIUMPH GROUP,  INC.

    The Corporation will furnish without charge to each stockholder who so requests the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporation or its Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common             UNIF GIFT MIN ACT_____Custodian_____
TEN ENT --as tenants by the entireties                      (Cust)      (Minor)
JT TEN  --as joint tenants with right           under Uniform Gifts to Minors
          of survivorship and not as            Act___________________
          tenants in common                             (State)


    Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED,______________HEREBY SELL, ASSIGN AND TRANSFER UNTO



 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



DATED_______________________________





                        _______________________________________________________
                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
              NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.






SIGNATURE(S) GUARANTEED



By_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE Item 15.